Exhibit 10.1

DWF LLP

110 Queen Street Glasgow G1 3HD OX GW9 LP- 1 Glasgow 12 T +44 (0)333 320 2220 F +44 (0)333 320 4440 www.dwf .law

David Ratter DWF LLP

96 Fountainbridge

EDINBURGH EH39QA

Your Ref:

Our Ref:CJM/2016677/5

Please quote this when replying

Date:4 September 2019

Please ask for :

Ext:

Direct Dial: E-mail: Direct Fax:

Chris J. Mcleish

562052

+44 141 228 8052

Chris.Mcleish@dwf.law

Dear Sirs

We refer to the Missives between our client, QUOTIENT BIOCAMPUS LIMITED, incorporated under the Companies Acts (Registered Number SC514165) and having its Registered Office formerly at Douglas Buildings, Pentlands Science Park, Bush Loan, Penicuik, EH26 OPL and now at 5 JAMES HAMILTON WAY MILTON BRIDGE PENICUIK EH26 OBF ("Quotient") and your client ROSLIN ASSETS LIMITED, incorporated under the Companies Acts (Registered Number 10893348 ) and having its Registered Office formerly at 5th Floor, Maybrook House, 40 Blackfriars Street, Manchester M3 2EG and now at 1st Floor Rico House, George Street, Prestwich, Manchester, Lancashire, M25 9WS ("Roslin") in respect of the purchase by Roslin from Quotient of the heritable property known as Site 3, Bio Campus,  Roslin, Midlothian extending to 3.18 hectares , comprising our offer on behalf of Quotient dated 16 February 2018 ("the Offer") and your concluding letter on behalf of Roslin dated 19 February 2018 (together "the Missives") .

In terms of clauses 2.8 and 18 and Part 18 of the Schedule to the Offer, Quotient and Roslin agreed that the Price Retention (as defined in the Offer) was to be held in an interest bearing account as stakeholders for Quotient and Roslin pending the occurrence of the Payment Date (as defined in the Offer).

On behalf of and as instructed by Quotient we hereby offer to vary the Missives as follows:

1.

Notwithstanding the arrangements for payment of the Price Retention set out in the Offer, the Price Retention shall now be released from the stakeholder account in which it is currently and distributed between Quotient and Roslin as follows:

a.	To Quotient - TWO HUNDRED AND EIGHTY SIX THOUSAND SIX HUNDRED AND SEVENTY TWO POUNDS STERLING (£286 ,672)

b.	To Roslin - SIXTY THREE THOUSAND THREE HUNDRED AND TWENTY EIGHT POUNDS STERLING. (£63 ,328)

67006704-1

DWF LLP is a limited liability partnership registered in England and Wales wit h registered number OC328794 DWF LLP is recogn1sed as both an Incorporated Practice and a Multi National Practice by The Law Society of Scotland (registered number 43186) The term 'Partner' is used to refer to a Member of DWF LLP or an employee or consultant with equivalent standing and qualifications

A list of Members of OWF LLP and of Non-Members who are designated as Partners r s open to inspection at its registered office located at

1 Scolt Place, 2 Hardman Street Manchester , M3 3AA

DWF LLP r s listed on the Financial Services Register as an Exempt Professional Firm, able to carry out certain insurance mediation activities

(regulated by the Law Society of Scotland)

DWF LLP- Edinburgh

4 September 2019

2.

All interest accrued on the Price Retention shall be allocated between Quotient and Roslin on the basis that 81.9% of the total interest accrued shall be paid to Quotient and 18.1% shall be paid to Roslin.

3.	Quotient and Roslin irrevocably instruct their respective solicitors to execute any documentation properly due to be executed by them in order to give proper effect to this agreement.

4.	Quotient and Roslin agree that upon delivery by Quotient to Roslin of the Capital Allowances

Election annexed to this letter Quotient shall have no further liability to Roslin in terms of Clauses 1.3,

1.4 and 1.11 of Part 18 of the Schedule to the Offer.

5.	This offer to vary, if not previously withdrawn, will fall unless a binding written acceptance has been received by us by 5 pm on Monday 9 September , 2019.

Yours faithfully

/s/ Chris McLeish

…………………………………………….

Chris Mcleish Partner ForDWF LLP

/s/ Ann D Freeburn

………………………

Witness

Ann Douglas Freeburn

110 Queen Street

Glasgow G1 3HD

2

67006704-1